(h)(6)(i)

February 9, 2015

Todd Modic

Senior Vice President

Voya Funds Services, LLC

7337 E. Doubletree Ranch Road

Suite 100

Scottsdale, AZ  85258

Dear Mr. Modic:

Pursuant to the Administration Agreement (the “Agreement”), dated January 1, 2015, between the Funds listed on Schedule A of the Agreement and Voya Funds Services, LLC (“Administrator”), we hereby notify you of our intention to retain you as Administrator to render administrative and other services to:  Voya Index Solution 2060 Portfolio and Voya Solution 2060 Portfolio, each a newly established series of Voya Partners Inc.; Voya Retirement Solution 2060 Fund, a newly established series of Voya Separate Portfolios Trust; and VY® Goldman Sachs Bond Portfolio, a newly established series of Voya Variable Insurance Trust (collectively, the “Funds”), effective on February 9, 2015, upon all of the terms and conditions set forth in the Agreement.

Please note that the SEC effective date of Voya Retirement Solution 2060 Fund is yet to be determined, but it is scheduled to be on or about October 1, 2015.

Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to Schedule A of the Agreement.  The Amended Schedule A, including the Funds, is attached hereto.

Please signify your acceptance to act as Administrator under the Agreement with respect to the aforementioned Funds by signing below where indicated.

Very sincerely,

		By:	/s/ Kimberly A. Anderson
Kimberly A. Anderson
Senior Vice President
Voya Partners, Inc.
Voya Separate Portfolios Trust
Voya Variable Insurance Trust

ACCEPTED AND AGREED TO:
Voya Funds Services, LLC

By:	/s/ Todd Modic
Todd Modic
Senior Vice President

AMENDED SCHEDULE A

with respect to the

ADMINISTRATION AGREEMENT

between

Funds set forth on Schedule A and

Voya Funds Services, LLC

CLOSED-END FUNDS:

Voya Asia Pacific High Dividend Equity Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

Voya International High Dividend Equity Income Fund

Voya Natural Resources Equity Income Fund

Voya Prime Rate Trust

Voya Senior Income Fund

OPEN-END FUNDS:

Voya Balanced Portfolio, Inc.

Voya Balanced Portfolio

Voya Equity Trust

Voya Growth Opportunities Fund

Voya Large Cap Value Fund

Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value Fund

Voya Real Estate Fund

Voya SmallCap Opportunities Fund

Voya Funds Trust

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya High Yield Bond Fund

Voya Intermediate Bond Fund

Voya Short Term Bond Fund

Voya Strategic Income Opportunities Fund

Voya Intermediate Bond Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

VY® BlackRock Inflation Protected Bond Portfolio

VY® Clarion Global Real Estate Portfolio

VY® Clarion Real Estate Portfolio

VY® DFA World Equity Portfolio

VY® FMRSM Diversified Mid Cap Portfolio

VY® Franklin Income Portfolio

VY® Franklin Mutual Shares Portfolio

VY® Franklin Templeton Founding Strategy Portfolio

Voya Global Perspectives Portfolio

Voya Global Resources Portfolio

Voya High Yield Portfolio

VY® Invesco Growth and Income Portfolio

VY® JPMorgan Emerging Markets Equity Portfolio

VY® JPMorgan Small Cap Core Equity Portfolio

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio

Voya Liquid Assets Portfolio

VY® Morgan Stanley Global Franchise Portfolio

Voya Multi-Manager Large Cap Core Portfolio

Voya Retirement Conservative Portfolio

Voya Retirement Growth Portfolio

Voya Retirement Moderate Growth Portfolio

Voya Retirement Moderate Portfolio

VY® T. Rowe Price Capital Appreciation Portfolio

VY® T. Rowe Price Equity Income Portfolio

VY® T. Rowe Price International Stock Portfolio

VY® Templeton Global Growth Portfolio

Voya U.S. Stock Index Portfolio

Voya Money Market Portfolio

Voya Money Market Portfolio

Voya Mutual Funds

Voya Diversified Emerging Markets Debt Fund

Voya Diversified International Fund

Voya Emerging Markets Equity Dividend Fund

Voya Global Bond Fund

Voya Global Equity Dividend Fund

Voya Global Natural Resources Fund

Voya Global Perspectives Fund

Voya Global Real Estate Fund

Voya Global Value Advantage Fund

Voya International Core Fund

Voya International Real Estate Fund

Voya Multi-Manager Emerging Markets Equity Fund

Voya Multi-Manager International Equity Fund

Voya Multi-Manager International Small Cap Fund

Voya Russia Fund

Voya Partners, Inc.

Voya Aggregate Bond Portfolio

VY® American Century Small-Mid Cap Value Portfolio

VY® Baron Growth Portfolio

VY® Columbia Contrarian Core Portfolio

VY® Columbia Small Cap Value II Portfolio

VY® Fidelity® VIP Contrafund® Portfolio

VY® Fidelity® VIP Equity-Income Portfolio

VY® Fidelity® VIP Mid Cap Portfolio

Voya Global Bond Portfolio

Voya Index Solution 2015 Portfolio

Voya Index Solution 2020 Portfolio

Voya Index Solution 2025 Portfolio

Voya Index Solution 2030 Portfolio

Voya Index Solution 2035 Portfolio

Voya Index Solution 2040 Portfolio

Voya Index Solution 2045 Portfolio

Voya Index Solution 2050 Portfolio

Voya Index Solution 2055 Portfolio

Voya Index Solution 2060 Portfolio

Voya Index Solution Income Portfolio

VY® Invesco Comstock Portfolio

VY® Invesco Equity and Income Portfolio

VY® JPMorgan Mid Cap Value Portfolio

VY® Oppenheimer Global Portfolio

VY® Pioneer High Yield Portfolio

Voya Solution 2015 Portfolio

Voya Solution 2020 Portfolio

Voya Solution 2025 Portfolio

Voya Solution 2030 Portfolio

Voya Solution 2035 Portfolio

Voya Solution 2040 Portfolio

Voya Solution 2045 Portfolio

Voya Solution 2050 Portfolio

Voya Solution 2055 Portfolio

Voya Solution 2060 Portfolio

Voya Solution Aggressive Portfolio

Voya Solution Balanced Portfolio

Voya Solution Conservative Portfolio

Voya Solution Income Portfolio

Voya Solution Moderately Aggressive Portfolio

Voya Solution Moderately Conservative Portfolio

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

VY® T. Rowe Price Growth Equity Portfolio

VY® Templeton Foreign Equity Portfolio

Voya Separate Portfolios Trust

Voya Emerging Markets Corporate Debt Fund

Voya Emerging Markets Hard Currency Debt Fund

Voya Emerging Markets Local Currency Debt Fund

Voya Investment Grade Credit Fund

Voya Retirement Solution 2020 Fund

Voya Retirement Solution 2025 Fund

Voya Retirement Solution 2030 Fund

Voya Retirement Solution 2035 Fund

Voya Retirement Solution 2040 Fund

Voya Retirement Solution 2045 Fund

Voya Retirement Solution 2050 Fund

Voya Retirement Solution 2055 Fund

Voya Retirement Solution 2060 Fund

Voya Retirement Solution Income Fund

Voya Securitized Credit Fund

Voya Series Fund, Inc.

Voya Capital Allocation Fund

Voya Core Equity Research Fund

Voya Corporate Leaders 100 Fund

Voya Global Target Payment Fund

Voya Large Cap Growth Fund

Voya Mid Cap Value Advantage Fund

Voya Money Market Fund

Voya Small Company Fund

Voya Strategic Allocation Portfolios, Inc.

Voya Strategic Allocation Conservative Portfolio

Voya Strategic Allocation Growth Portfolio

Voya Strategic Allocation Moderate Portfolio

Voya Variable Funds

Voya Growth and Income Portfolio

Voya Variable Insurance Trust

VY® Goldman Sachs Bond Portfolio

Voya Variable Portfolios, Inc.

Voya Australia Index Portfolio

Voya Emerging Markets Index Portfolio

Voya Euro STOXX 50® Index Portfolio

Voya FTSE 100 Index® Portfolio

Voya Global Value Advantage Portfolio

Voya Hang Seng Index Portfolio

Voya Index Plus LargeCap Portfolio

Voya Index Plus MidCap Portfolio

Voya Index Plus SmallCap Portfolio

Voya International Index Portfolio

Voya Japan TOPIX Index® Portfolio

Voya Russell™ Large Cap Growth Index Portfolio

Voya Russell™ Large Cap Index Portfolio

Voya Russell™ Large Cap Value Index Portfolio

Voya Russell™ Mid Cap Growth Index Portfolio

Voya Russell™ Mid Cap Index Portfolio

Voya Russell™ Small Cap Index Portfolio

Voya Small Company Portfolio

Voya U.S.  Bond Index Portfolio

Voya Variable Products Trust

Voya International Value Portfolio

Voya MidCap Opportunities Portfolio

Voya SmallCap Opportunities Portfolio